Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets

	December 31,
	2006	2005

	(dollars in thousands)
Non-accrual loans	$35,683	$11,546
Loans 90 days or more past due and
still accruing interest	3,479	4,862
Restructured loans	60	84

Total non-performing loans	39,222	16,492
Other real estate	3,153	2,147

Total non-performing assets	$42,375	$18,639

As a percent of Portfolio Loans
Non-performing loans	1.58%	0.70%
Allowance for loan losses	1.08	0.95
Non-performing assets to total assets	1.24	0.56
Allowance for loan losses as a percent of
non-performing loans	69	136

Allowance for loan losses

	Twelve months ended December 31,
	2006		2005

	Loan Losses	Unfunded Commitments	Loan Losses	Unfunded Commitments

	(in thousands)
Balance at beginning of period	$22,420	$1,820	$24,162	$1,846
Additions (deduction)
Provision charged to operating expense	16,283	61	7,832	(26)
Recoveries credited to allowance	2,237		1,518
Loans charged against the allowance	(14,061)		(11,092)

Balance at end of period	$26,879	$1,881	$22,420	$1,820

Net loans charged against the allowance to
average Portfolio Loans (annualized)	0.48%		0.43%

           Alternative Sources of Funds

	December 31, 2006			December 31, 2005

	Amount	Average Maturity	Rate	Amount	Average Maturity	Rate

	(dollars in thousands)
Brokered CDs(1) (2)	$1,055,010	1.9 years	4.72%	$1,009,804	1.8 years	3.79%
Fixed rate FHLB advances(1)	58,272	4.6 years	5.66	51,525	6.2 years	5.65
Variable rate FHLB advances(1)	2,000	0.5 years	5.31	25,000	0.5 years	4.18
Securities sold under agreements
to Repurchase(1)	83,431	0.1 years	5.34	137,903	0.1 years	4.41
Federal funds purchased	84,081	1 day	5.40	80,299	1 day	4.23

Total	$1,282,794	1.8 years	4.85%	$1,304,531	1.7 years	3.96%

(1) Certain of these items have had their average maturity and rate altered through the use of derivative instruments, including pay-fixed and pay-variable interest rate swaps.
(2) Includes brokered CDs related to discontinued operations of $165,496 and $166,818, at December 31, 2006 and 2005, respectively.

Capitalization

	December 31,
	2006	2005

	(in thousands)
Unsecured debt	$5,000	$7 ,000

Subordinated debentures	64,197	64,197
Amount not qualifying as regulatory capital	(1,847)	(1,847)

Amount qualifying as regulatory capital	62,350	62,350

Shareholders' Equity
Preferred stock, no par value
Common stock, par value $1.00 per share	22,865	21,991
Capital surplus	200,241	179,913
Retained earnings	31,420	41,486
Accumulated other comprehensive income	3,641	4,869

Total shareholders' equity	258,167	248,259

Total capitalization	$325,517	$317,609

Non-Interest Income

	Three months ended December 31,		Twelve months ended December 31,
	2006	2005	2006	2005

	(in thousands)
Service charges on deposit accounts	$5,152	$4,858	$19,936	$19,342
Mepco litigation settlement			2,800
Net gains (losses) on asset sales
Real estate mortgage loans	1,264	1,167	4,593	5,370
Securities		256	171	1,484
Title insurance fees	426	503	1,724	1,962
VISA check card interchange income	900	758	3,432	2,778
Bank owned life insurance	433	404	1,628	1,554
Manufactured home loan origination fees
and commissions	184	311	884	1,216
Mutual fund and annuity commissions	321	375	1,291	1,348
Real estate mortgage loan servicing	605	553	2,440	2,627
Other	1,461	1,363	5,951	5,145

Total non-interest income	$10,746	$10,548	$44,850	$42,826

Real Estate Mortgage Loan Activity

	Three months ended December 31,		Twelve months ended December 31,
	2006	2005	2006	2005

	(in thousands)
Real estate mortgage loans originated	$125,031	$170,336	$525,849	$678,409
Real estate mortgage loans sold	72,298	91,689	281,285	377,265
Real estate mortgage loans sold with servicing
rights released	11,436	10,807	41,494	44,274
Net gains on the sale of real estate mortgage loans	1,264	1,167	4,593	5,370
Net gains as a percent of real estate mortgage
loans sold ("Loan Sale Margin")	1.75%	1.27%	1.63%	1.42%
SFAS #133 adjustments included in the Loan
Sale Margin	0.15%	(0.10%)	0.05%	0.00%

Capitalized Real Estate Mortgage Loan Servicing Rights

	Three months ended December 31,		Twelve months ended December 31,
	2006	2005	2006	2005

	(in thousands)
Balance at beginning of period	$14,453	$13,058	$13,439	$11,360
Originated servicing rights capitalized	726	793	2,862	3,247
Amortization	(348)	(455)	(1,462)	(1,923)
(Increase)/decrease in impairment reserve	(49)	43	(57)	755

Balance at end of period	$14,782	$13,439	$14,782	$13,439

Impairment reserve at end of period	$68	$11	$68	$11

Non-Interest Expense

	Three months ended December 31,		Twelve months ended, December 31,
	2006	2005	2006	2005

	(in thousands)
Salaries	$9,380	$8,887	$37,597	$35,229
Performance-based compensation
and benefits	1,536	1,226	3,200	6,844
Other benefits	2,407	2,338	10,004	10,074

Compensation and employee
benefits	13,323	12,451	50,801	52,147
Occupancy, net	2,311	2,261	9,626	8,590
Furniture, fixtures and equipment	1,874	1,783	7,057	6,812
Data processing	1,481	1,312	5,619	4,905
Advertising	988	1,205	3,997	4,311
Credit card and bank service fees	959	812	3,839	2,952
Loan and collection	896	1,021	3,610	4,102
Goodwill impairment	2,963		3,575
Communications	852	934	3,556	3,724
Amortization of intangible assets	600	633	2,400	2,529
Loss on receivable from warranty
payment plan seller	2,400		2,400
Supplies	553	529	2,113	2,247
Legal and professional	516	657	1,853	2,509
Other	1,372	1,758	5,770	6,957

Total non-interest expense	$31,088	$25,356	$106,216	$101,785

Average Balances and Tax Equivalent Rates

	Three Months Ended December 31,
	2006			2005

	Average Balance	Interest	Rate	Average Balance	Interest	Rate

	(dollars in thousands)
Assets Taxable loans (1)	$2,504,662	$49,999	7.94%	$2,369,647	$45,120	7.57%
Tax-exempt loans (1,2)	9,371	160	6.77	5,920	102	6.84
Taxable securities	195,039	2,750	5.59	238,176	3,031	5.05
Tax-exempt securities (2)	245,147	4,351	7.04	259,630	4,404	6.73
Other investments	15,123	189	4.96	17,322	179	4.10

Interest Earning Assets -
Continuing Operations	2,969,342	57,449	7.69	2,890,695	52,836	7.27

Cash and due from banks	52,180			48,490
Taxable loans - discontinued operations	188,208			173,040
Other assets, net	214,064			197,485

Total Assets	$3,423,794			$3,309,710

Liabilities
Savings and NOW	$865,784	3,875	1.78	$860,510	2,595	1.20
Time deposits	1,464,759	17,469	4.73	1,209,878	10,493	3.44
Long-term debt	3,495	49	5.58	5,495	64	4.62
Other borrowings	295,589	4,542	6.10	450,375	5,421	4.78

Interest Bearing Liabilities-
Continuing Operations	2,629,627	25,935	3.91	2,526,258	18,573	2.92

Demand deposits	278,522			291,031
Time deposits - discontinued operations	163,915			151,323
Other liabilities	85,746			89,958
Shareholders' equity	265,984			251,140

Total liabilities and shareholders' equity	$3,423,794			$3,309,710

Tax Equivalent Net Interest Income		$31,514			$34,263

Tax Equivalent Net Interest Income
as a Percent of Earning Assets			4.23%			4.72%

(1) (2)	All domestic Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Average Balances and Tax Equivalent Rates

	Twelve Months Ended December 31,
	2006			2005

	Average Balance	Interest	Rate	Average Balance	Interest	Rate

	(dollars in thousands)
Assets
Taxable loans (1)	$2,464,798	$193,606	7.85%	$2,262,647	$167,551	7.41%
Tax-exempt loans (1,2)	7,293	509	6.98	6,199	454	7.32
Taxable securities	207,456	11,108	5.35	271,770	13,588	5.00
Tax-exempt securities (2)	248,495	17,484	7.04	255,333	17,142	6.71
Other investments	16,366	802	4.90	17,350	713	4.11

Interest Earning Assets -
Continuing Operations	2,944,408	223,509	7.59	2,813,299	199,448	7.09

Cash and due from banks	53,844			57,912
Taxable loans - discontinued operations	198,335			161,111
Other assets, net	210,190			192,840

Total Assets	$3,406,777			$3,225,162

Liabilities
Savings and NOW	$864,528	13,604	1.57	$871,599	8,345	0.96
Time deposits	1,405,850	60,686	4.32	1,087,830	33,560	3.09
Long-term debt	4,240	205	4.83	6,240	287	4.60
Other borrowings	329,175	19,203	5.83	501,763	20,907	4.17

Interest Bearing Liabilities-
Continuing Operations	2,603,793	93,698	3.60	2,467,432	63,099	2.56

Demand deposits	279,279			283,670
Time deposits - discontinued operations	172,317			138,897
Other liabilities	92,451			89,781
Shareholders' equity	258,937			245,382

Total liabilities and shareholders' equity	$3,406,777			$3,225,162

Tax Equivalent Net Interest Income		$129,811			$136,349

Tax Equivalent Net Interest Income
as a Percent of Earning Assets			4.41%			4.85%

(1) (2)	All domestic Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%